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PROXY                         MICHAEL FOODS, INC.                   EXHIBIT 99.1
                        324 PARK NATIONAL BANK BUILDING
                             5353 WAYZATA BOULEVARD
                          MINNEAPOLIS, MINNESOTA 55416

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoint Gregg A. Ostrander and Jeffrey M. Shapiro as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Michael Foods, Inc. held of record by the undersigned on April 15, 1996, at the Annual Meeting of Stockholders to be held on June 4, 1996 or any adjournment thereof.

/X/ Please mark votes as in this example.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholders. If no direction is made, this Proxy will be voted for Proposals 1, 2 and 3.

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
1.  PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION BETWEEN AND AMONG MICHAEL FOODS, INC., NORTH STAR
    UNIVERSAL, INC. AND NSU MERGER CO. AND THE MERGER OF MICHAEL FOODS, INC. AND NSU MERGER CO.
    / / FOR                    / / AGAINST                    / / ABSTAIN
2.  ELECTION OF DIRECTORS
NOMINEES: RICHARD A. COONROD, MILES E. EFRON, ARVID C. KNUDTSON, JOSEPH D. MARSHBURN, JAMES H. MICHAEL, JEFFREY J.
                                    MICHAEL, RICHARD G. OLSON, GREGG A OSTRANDER
                                                / / FOR                               / / WITHHELD
/ / ---------------------------------------------------------------------------------------------------------------
  [INSTRUCTION. To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided above]
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                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                SEE REVERSE SIDE

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
3.  PROPOSAL TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR 1996.
    / / FOR                    / / AGAINST                    / / ABSTAIN
4.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
MARK HERE   / /
FOR ADDRESS CHANGE AND NOTE AT LEFT
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                                            PLEASE SIGN EXACTLY AS NAME APPEARS
                                            HEREON. WHEN SHARES ARE HELD BY
                                            JOINT TENANTS, BOTH SHOULD SIGN.
                                            WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                            ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                            PLEASE GIVE FULL TITLE AS SUCH. IF A
                                            CORPORATION, PLEASE SIGN IN FULL
                                            CORPORATE NAME BY PRESIDENT OR OTHER
                                            AUTHORIZED OFFICER. IF A
                                            PARTNERSHIP, PLEASE SIGN BY
                                            AUTHORIZED PERSON.

                                            SIGNATURE:

                                                --------------------------------

                                            DATE:

                                              ----------------------------------

                                            SIGNATURE:

                                                --------------------------------

                                            DATE:

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 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.